Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL

PATENT & TECHNOLOGY LICENSE AGREEMENT
AGT. NO. L2664-MAIA BIOTECHNOLOGY

This Patent and Technology License Agreement (“Agreement”) is between The Board of Regents (“Board”) of The University of Texas System (“System”), an agency of the State of Texas whose address is 210 West 7th Street, Austin, Texas 78701 on behalf of The University of Texas Southwestern Medical Center (“UT Southwestern”), a component institution of System, whose address is 5323 Harry Hines Boulevard, Dallas, Texas 75390-9094 (“Licensor”) and MAIA Biotechnology, Inc., a Delaware corporation, with its principal place of business at 444 West Lake Street, Suite 1700, Chicago, IL 60606 (“Licensee”) (collectively, “Parties”, or singly, “Party”).

This Agreement has an “Effective Date” of the date of the last signature hereto.

No binding agreement between the Parties will exist until the Agreement has been signed by both Parties. Unsigned drafts of the Agreement shall not be considered offers.

Background

Licensor owns or controls Licensed Subject Matter (defined below). Licensee desires to secure the right and license to use, develop, manufacture, market, and commercialize the Licensed Subject Matter. Licensor has determined that such use, development, and commercialization of the Licensed Subject Matter is in the public’s best interest and is consistent with Licensor’s educational and research missions and goals. Licensor desires to have the Licensed Subject Matter developed and used for the benefit of Licensee, the inventors, Licensor, and the public.

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Parties hereby agree as follows:

1.	Definitions

“Affiliate” means any business entity more than 50% owned by Licensee, any business entity which owns more than 50% of Licensee, or any business entity that is more than 50% owned by a business entity that owns more than 50% of Licensee.

“Combination Product” means any product which contains a Licensed Product or Licensed Service and one or more other products, product components or processes that do not use Patent Rights or Technology Rights.

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“Common Stock” means shares of Licensee’s common stock, par value $0.0001 per share.

“Contract Quarter” means the three-month periods ending on March 31, June 30, September 30, and December 31, or any stub period thereof at the commencement of the Agreement or the expiration or termination of the Agreement.

“Contract Year” means the 12-month periods ending on December 31, or any stub period thereof at the commencement of the Agreement or the expiration or termination of the Agreement.

“Derivative” means with respect to a compound, any compound that is directed to the same biological target, [***]

“Fair Market Value” means the cash consideration an unaffiliated, unrelated buyer would pay in an arm’s length sale of a substantially identical item sold in the same quantity, under the same terms, and at the same time and place.

“First Commercial Sale” means the first Sale of Licensed Product or Licensed Service by Licensee or any Sublicensee to a third party in a national jurisdiction following Regulatory Approval of such Licensed Product or Licensed Service in such national jurisdiction.

“FDA” means United States Food and Drug Administration or any successor agency thereto.

“Field” means all therapeutic, prophylactic and diagnostic fields of use for all indications, including discovery and development uses.

“Government” means any agency, department or other unit of the United States of America or the State of Texas.

“Gross Consideration” means all cash and non-cash consideration (e.g., securities).

“Improvement” means any patentable invention, or portion thereof, which (a) is conceived or reduced to practice solely by [***]

“Indication” means an intended use of any Licensed Product or Licensed Service requiring new clinical investigations essential to regulatory approval, and which is to be used in a disease which, in the practice of medicine, is different from any disease being treated by any Licensed Product or Licensed Service pursuant to regulatory approval, or to be treated upon receiving regulatory approval.

“Initiation” with respect to clinical studies means the date of first administration of a placebo or Licensed Product to a patient.

“Inventors” (or singly, “Inventor”) means collectively and individually, inventors named in patents and patent applications listed in Exhibit A to the Agreement.

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“Licensed Process” means a method or process whose practice or use is covered by a Valid Claim or uses Technology Rights.

“Licensed Product” means any product or component (i) whose manufacture, use, sale, offer for sale or import is covered by any Valid Claim or incorporates any Technology Rights, or (ii) which is made using a Licensed Process.

“Licensed Service” means performance of a service for any consideration using a Licensed Product, or the practice of a Licensed Process. For clarity, research and development of Licensed Products by Licensee or a Sublicensee does not constitute a Licensed Service.

“Licensed Subject Matter” means Patent Rights and/or Technology Rights.

“Milestone Fees” means all fees identified as Milestone Fees in Section 3.1(b).

“Net Product Sales” means the Gross Consideration from the Sale of Licensed Products [***]

In the event that the Licensed Products are Sold as part of a Combination Product, Net Product Sales from the Sale of such Combination Product shall be calculated by multiplying the Net Product Sales (as determined without reference to this paragraph) of such Combination Product by a fraction

(i)	[***]
(ii)	[***]

In the event that the average Gross Consideration cannot be determined for

(i)	the Licensed Products without other therapeutically active components, or
(ii)	the product containing the other therapeutically active components included in the Combination Product, [***]

[***]

“Net Sales” means Net Product Sales and/or Net Service Sales

“Net Service Sales” means the Gross Consideration received from the Sale of Licensed Services less the following items [***]

In the event that the Licensed Services are Sold as part of a Combination Product, Net Service Sales from the Sale of such Combination Product shall be calculated [***]

(i)	[***]
(ii)	[***]

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In the event that the average Gross Consideration cannot be determined for

(i)	the Licensed Services without other processes, or
(ii)	[***]

[***]

“Non-Royalty Sublicensing Consideration” means the Gross Consideration received by the Licensee [***]

“Patent Rights” means the Licensor’s rights in (a) the patents and patent applications listed in Exhibit A to the Agreement; (b) all non-provisional patent applications that claim priority to any provisional application listed in Exhibit A to the Agreement to the extent the claims of such non- provisional applications are entitled to claim priority to the aforesaid provisional patent applications; and (c) all divisionals, continuations, and such claims of continuations-in-part as are entitled to claim priority to the aforesaid patents and/or patent applications, and all reissues, reexaminations, and extensions of such patents and/or patent applications; (d) any patents that issue with respect to the aforesaid patent applications; and (e) foreign counterparts of any of the foregoing. From time to time during the term of the Agreement, upon written request by any Party to the other Party, Licensee and Licensor shall update, by written agreement in accordance with Section 19.6, the list of patent applications and patents listed in Exhibit A to the Agreement to include all Patent Rights.

“Phase 1 Clinical Studies” means that portion of the drug development and review process which provides for the initial introduction of an investigational new drug into humans, in a manner that is generally consistent with 21 CFR § 312.21(a), as amended (or its successor regulation), or an equivalent study in any national or multinational jurisdiction other than the United States.

“Prosecution Counsel” means the law firm, attorney or agent who is handling the prosecution of the Patent Rights in a given jurisdiction. Prosecution Counsel as of the Effective Date is identified in Exhibit A to the Agreement.

“Quarterly Payment Deadline” means the day that is 45 days after the last day of any particular Contract Quarter.

“Regulatory Approval” means any and all approvals, licenses, registrations, or authorizations of any Regulatory Authority in a particular national jurisdiction that are necessary to market, Sell and use a Licensed Product or Licensed Service in that national jurisdiction.

“Regulatory Authority” means any country, federal, supranational, state, or local regulatory agency, department, bureau, or other government entity responsible for granting any necessary licenses or approvals for the marketing, Sale and use of a Licensed Product or Licensed Service in a particular national jurisdiction, including

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without limitation FDA, European Medicines Agency or Koseisho (i.e. the Japanese Ministry of Health and Welfare).

“Sell”, “Sale” or “Sold” means any transfer or other disposition of Licensed Products or Licensed Services for which consideration is received by Licensee or Sublicensees. A Sale of Licensed Products or Licensed Services will be deemed completed at the time Licensee or its Sublicensee receives such consideration.

“Sublicense Agreement” means any agreement or arrangement pursuant to which Licensee (or Sublicensee) grants to any third party any of the license rights granted to the Licensee under the Agreement.

“Sublicense Fee” means the fee specified in Section 3.1(d).

“Sublicensee” means any entity to whom an express sublicense has been granted under the Patent Rights and/or Technology Rights. [***]

“Technology Rights” means Licensor’s rights in technical information, know-how, processes, procedures, compositions, devices, methods, formulas, protocols, techniques, designs, drawings or data created before the Effective Date by Inventors at UT Southwestern and within the Field which are not covered by a Valid Claim but which are necessary or reasonably useful for practicing Patent Rights.

“Territory” means worldwide.

“Valid Claim” means a claim of (i) an issued and unexpired patent included within the Patent Rights unless the claim has been held unenforceable or invalid by the final, un-reversed, and un- appealable decision of a court or other government body of competent jurisdiction, has been irretrievably abandoned or disclaimed, or has otherwise been finally admitted or determined to be invalid, un-patentable or unenforceable, whether through reissue, reexamination, disclaimer or otherwise, or (ii) a pending patent application within the Patent Rights to the extent the claim continues to be prosecuted in good faith.

2.	License Grant and Commercialization
2.1	Grant
(a)

Licensor grants to Licensee a royalty-bearing exclusive license under the Patent Rights to develop, manufacture, have manufactured, distribute, have distributed, use, offer for Sale, Sell, lease, loan and/or import Licensed Products in the Field in the Territory and/or to perform Licensed Services in the Field in the Territory.

(b)

Licensor grants to Licensee a royalty-bearing non-exclusive license under Technology Rights to develop, manufacture, have manufactured, distribute, have distributed, use, offer for Sale, Sell, lease, loan and/or

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import Licensed Products in the Field in the Territory and/or to perform Licensed Services in the Field in the Territory.
(c)

This grant is subject to (i) the payment by Licensee to Licensor of all consideration required under the Agreement, (ii) any rights of, or obligations to, the Government as set forth in Section 11.2 (Government Rights), and (iii) rights retained by Licensor to:

(1)	Publish the scientific findings from research related to the Patent Rights; and
(2)

Use the Licensed Subject Matter for teaching, research, education, and other educationally-related, non-commercial purposes; for the avoidance of doubt the purposes identified in this clause do not included clinical trials.

(3)

Grant rights to, and transfer material embodiments of, the Licensed Subject Matter to other academic institutions or non-profit research institutions for the purposes identified in clauses (1) and (2) above.

(d)	[***]
(e)	Licensor reserves all rights not expressly granted in the Agreement and disclaims the grant of any implied rights to Licensee.
2.2	Sublicensing

Licensee has the right to grant Sublicense Agreements under the Licensed Subject Matter consistent with the terms of the Agreement, subject to the following:

(a)

A Sublicense Agreement shall not exceed the scope and rights granted to Licensee hereunder. Sublicensee must agree in writing and the terms of the Sublicense Agreement must be consistent with the applicable terms and conditions of this Agreement. The Sublicense Agreement shall indicate that Licensor is a third party beneficiary of the Sublicense Agreement. [***]

(b)

Licensee shall deliver to Licensor a true, complete, and correct copy of each Sublicense Agreement granted by Licensee or Sublicensee, and any modification or termination thereof, within 30 days following the applicable execution, modification, or termination of such Sublicense Agreement. If the Sublicense Agreement is not in English, Licensee shall provide Licensor an accurate English translation in addition to a copy of the original agreement.

(c)	Notwithstanding any such Sublicense Agreement, Licensee will remain primarily liable to Licensor for all of the Licensee’s duties and obligations contained in the Agreement, [***]

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2.3	Diligent Commercialization

Licensee by itself or through its Sublicensees will use diligent efforts to make one or more Licensed Products and/or Licensed Services (as applicable) commercially available in the Field within the Territory. Without limiting the foregoing, Licensee will:

(a)

maintain a bona fide, funded, ongoing and active research, development, manufacturing, regulatory, marketing or sales program (all as commercially reasonable) to make one or more Licensed Products and/or Licensed Services commercially available to the public as soon as commercially practicable

(b)	Intentionally Omitted.
(c)

any time after 2 years from the Effective Date and within 90 days after receiving written notice from Licensor’s written request, provide written evidence satisfactory to Licensor that Licensee or its Sublicensee(s) has:

(i)Sales in non-oncology Indication; or

(ii)an effective, ongoing and active research, development, manufacturing, marketing or sales program as appropriate, directed toward obtaining regulatory approval, and/or production and/or Sales of a Licensed Product in non-oncology Indication.

If the Licensee’s obligations under this Section 2.3 are not fulfilled, Licensor may treat such failure as a breach in accordance with Section 7.3(b).

3.	Compensation

In consideration of rights granted to Licensee, Licensee will pay Licensor the following fees and royalties. All fees and royalties are not refundable and are not creditable against other fees and royalties. Each payment will reference the Agreement number and will be sent to Licensor’s payment and accounting contact in Section 18 (Notices).

3.1	Non-Royalty Payments due from Licensee
(a)	[***]
i.	[***]
ii.	[***]
iii.	[***]
iv.	[***]
(b)	Milestone Fees. Following the achievement of any milestone event, Licensee will pay Licensor the corresponding Milestone Fee on or before

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the Quarterly Payment Deadline for the Contract Quarter in which the milestone event is achieved, as follows:

Milestone Events	Milestone Fees
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

(c)	License Upfront Fee. [***]
(d)

Sublicense Fees. Licensee will pay the following Non-Royalty Sublicense Fees on or before the Quarterly Payment Deadline for the Contract Quarter in which the applicable Non-Royalty Sublicensing Consideration is received by the Licensee:

Field of the Sublicense Agreement	Sublicense Fee
[***]	[***]
[***]	[***]

[***]

(e)	Assignment Fee. [***]
3.2	Royalties

Licensee will pay Licensor the following running royalties for each Contract Year for Licensed Products and Licensed Services covered by a Valid Claim, payable on or before the Quarterly Payment Deadline for the last Contract Quarter of such Contract Year:

[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]

Payment of any such royalties shall be subject to the following:

(a)	Licensee’s obligation to pay royalties on Net Sales under this Section 3.2 shall continue, on a country-by-country basis, [***]

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(b)	[***]
(c)	[***]
(d)	[***]

[***]

(e)	Upon expiration of the Royalty Term in a country, the licenses under Section 2.1 will become royalty-free, and fully-paid up in such country.
3.3	Royalty Stacking
(a)	[***]
(b)	[***]
3.4	Non-cash Consideration

[***]

4.	Reports and Plans

The reports specified in this Section 4 will be sent to Licensor’s payment and reporting contact identified in Section 18 (Notices). If Licensor reasonably requests to have information submitted in a particular format, Licensee will use reasonable efforts to comply with such request.

4.1	Quarterly Payment and Milestone Reports

[***]

(a)	[***]
(b)	[***]
(c)	[***]
(d)	[***]
(e)	[***]
(f)	[***]
(g)	[***]
(h)	[***]
(i)	[***]
4.2	Biannual Progress Meeting and Annual Written Report

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Until the First Commercial Sale, Licensee will meet with representatives of UT Southwestern (in person or by videoconference or teleconference, as agreed to by the Parties) semi-annually to provide an update on the Licensee, including (i) Licensee’s efforts and accomplishments during the half year to develop and, if applicable, commercialize Licensed Products, and (ii) Licensee’s development and commercialization plans with respect to Licensed Products for the next half year. The update shall also cover such activities by Sublicensees. Within 30 days following the end of each Contract Year until the first Sale of a Licensed Product or Licensed Service, Licensee will deliver to Licensor a true and accurate signed written progress report, which shall contain the following information to the extent relevant to the activities under the Agreement:

(a)	[***]
(b)	[***]
(c)	[***]
(d)	[***]
4.3	Government and Economic Development Reporting

If Licensor requests, Licensee will provide information for Licensor’s Government and economic development reporting purposes, including, to the extent such information is required to be disclosed under federal or state law, the following:

(a)	[***]
(b)	[***]
(c)	[***]
(d)	[***]

This information shall be treated as Licensee’s Confidential Information; provided that Licensor is entitled to combine such information with similar information from other Licensor licensees and publicly report such combined aggregate information, without identifying Licensee’s separate specific applicable numbers. If and when Licensee has more than 200 full-time employees, then no further economic development reports will be required from Licensee.

5.	Payment, Records, and Audits
5.1	Payments

All amounts referred to in the Agreement are expressed in U.S. dollars without deductions for taxes, assessments, fees, or charges of any kind. Each payment will reference the Agreement number set forth at the beginning of the Agreement. All payments to Licensor will be made in U.S. dollars by check or wire transfer

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(Licensee to pay all wire transfer fees) payable to the payee identified in Section 18 and sent to the payment and reporting contact in Section 18 (Notices).

5.2	Sales Outside the U.S.

If any currency conversion shall be required in connection with the calculation of payments hereunder, such conversion shall be made using the rate used by Licensee for its financial reporting purposes in accordance with Generally Accepted Accounting Principles (or foreign equivalent) [***]

5.3	Late Payments

Amounts that are not paid when due will accrue a late charge [***]

5.4	Records

For a period of five years after the Contract Year to which the records pertain, Licensee agrees that it and its Sublicensees will each keep complete and accurate records of their Sales, Net Product Sales, Net Service Sales, Milestone Fees, and Non-Royalty Sublicensing Consideration in sufficient detail to enable such payments to be determined and audited.

5.5	Auditing

[***]

6.	Patent Expenses and Prosecution
6.1	Patent Expenses

Subject to Section 3.1(a), except as described below in this Section 6.1, Licensee shall pay for all patent services expenses, if any, incurred by Licensor following the Effective Date of this Agreement, [***]

6.2	Direction of Prosecution

Licensor will confer with Licensee to develop a strategy for the prosecution and maintenance of Patent Rights. [***]

6.3	Ownership

All patent applications and patents will be in the name of Licensor (and any co-owner identified in Exhibit A) and owned by Licensor (and such co-owner, if any). [***]

6.4	Foreign Filings

In addition to the U.S., the Patent Rights shall, subject to applicable bar dates, be pursued in such foreign countries as Licensee so designates in writing to Licensor in sufficient time to reasonably enable the preparation of such additional filings, and in those foreign countries in which Licensor has filed applications prior to the Effective Date. [***]

6.5	Withdrawal from Paying Patent Expenses

[***]

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6.6	U.S. Patent and Trademark Office Entity Size Status

Licensee represents that as of the Effective Date the entity size status of Licensee in accordance with the regulations of the U.S. Patent and Trademark Office is as set forth in Exhibit A. Licensee will inform Licensor in writing on a timely basis of any change in its U.S. Patent and Trademark Office entity size status.

7.	Term and Termination
7.1	Term

The term of the Agreement will commence on the Effective Date and continue until the earliest of: (i) termination as provided herein; (ii) the last date of expiration or termination of the Patent Rights; or, (iii) if Technology Rights are licensed and no Patent Rights are applicable, twenty (20) years after the Effective Date. [***]

7.2	Termination by Licensee

Licensee, at its option, may terminate the Agreement by providing Licensor written notice of intent to terminate, which such termination will be effective 90 days following receipt of such notice by Licensor.

7.3	Termination by Licensor

Licensor, at its option, may immediately terminate the Agreement, or any part of Licensed Subject Matter, or any part of the Field, or any part of the Territory, or the exclusive nature of the license grant, upon delivery of written notice to Licensee of Licensor’s decision to terminate, if any of the following occur:

(a)	Licensee becomes in arrears in any payments due under the Agreement, and Licensee fails to make the required payment within 30 days after delivery of written notice from Licensor; or
(b)	Licensee is in breach of any material non-payment provision of the Agreement, and does not cure such breach within 60 days after delivery of written notice from Licensor.
(c)	Licensor delivers notice to Licensee of three or more actual breaches of the Agreement in any 12-month period, even in the event that Licensee cures such breaches in the allowed period.
7.4	Other Conditions of Termination

The Agreement will terminate:

(a)	[***]
(b)	[***]
7.5	Effect of Termination

If the Agreement is terminated for any reason:

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(a)

All rights and licenses of Sublicensees shall terminate upon termination of the Agreement; provided however, if the Sublicense Agreement is for all of the Field for all of the Territory, and the Sublicensee is not then in breach of the Sublicense Agreement and agrees in writing to assume all of the obligations of Licensee and provides Licensor with written notice thereof within 30 days after notice of termination of the Agreement, then such Sublicense Agreement shall survive; and

(b)

Licensee shall cease making, having made, distributing, having distributed, using, selling, offering to sell, leasing, loaning and importing any Licensed Products and performing Licensed Services by the effective date of termination; and

(c)	Licensee shall tender payment of all accrued royalties and other payments due to Licensor as of the effective date of termination; and
(d)	Intentionally Omitted.
(e)	Nothing in the Agreement will be construed to release either Party from any obligation that matured prior to the effective date of termination; and
(f)

The provisions of Sections 8 (Confidentiality), 9 (Infringement and Litigation), 11 (Representations and Disclaimers), 12 (Limit of Liability), 13 (Indemnification), 14 (Insurance), 17 (Use of Name), 18 (Notices), and 19 (General Provisions) will survive any termination or expiration of the Agreement. In addition, the provisions of Sections 3 (Compensation), 4.1 (Quarterly Payment and Milestone Reports), 5 (Payment, Records and Audits), and 6.1 (Patent Expenses) shall survive with respect to all activities and payment obligations accruing prior to the termination or expiration of the Agreement.

8.	Confidentiality
8.1	Definition

“Confidential Information” means, with respect to any Party, all confidential or proprietary information or material regarding or embodying such Party’s technology, products, business information or objectives, that is disclosed by or on behalf of such Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with the Agreement, but only to the extent that such information or material (i) if disclosed in tangible form, is marked “confidential” or otherwise designated in writing as “confidential” at the time of disclosure or within 30 days thereafter, (ii) if disclosed orally or in non- tangible form, is identified by the Disclosing Party as “confidential” at the time of disclosure and, within 30 days thereafter, the Disclosing Party provides a written summary of such information or material marked or otherwise designated in writing as “confidential”, or (iii)is of the nature that it would be reasonable under the circumstances to be considered confidential or proprietary information or material of the Disclosing Party.

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8.2	Protection and Marking

All Confidential Information of the Disclosing Party: (i) is to be held in strict confidence by the Receiving Party, (ii) is to be used by and under authority of the Receiving Party only as authorized in the Agreement, and (iii) shall not be disclosed by the Receiving Party, its agents or employees to any third party without the prior written consent of the Disclosing Party or as authorized in the Agreement. Licensee has the right to use and disclose Confidential Information of Licensor reasonably in connection with the exercise of its rights and performance of its obligations under the Agreement, including without limitation disclosing such Confidential Information to Sublicensees, potential investors, acquirers, and others on a need to know basis, if such Confidential Information is provided under conditions which reasonably protect the confidentiality thereof. The Receiving Party has the right to disclose the Disclosing Party’s Confidential Information to its agent and employees to the extent necessary for the Receiving Party to exercise its rights or perform its obligations under the Agreement, provided that each agent and employee receiving such Confidential Information is subject to appropriate confidentiality obligations substantially similar to those of this Section 8. Each Party’s obligation of confidence hereunder includes, without limitation, using at least the same degree of care with the disclosing Party’s Confidential Information as it uses to protect its own Confidential Information, but always at least a reasonable degree of care. The Receiving Party shall be solely liable for any disclosure or use of the Disclosing Party’s Confidential Information in

violation of this Agreement by any agents, employees, advisors, actual or potential Sublicensees, acquirers or investors of the Receiving Party.

8.3	Confidentiality of Terms of Agreement

Each Party agrees not to disclose to any third party the terms of the Agreement without the prior written consent of the other Party hereto, except each Party may disclose the terms of the Agreement: (a) to advisors, actual or potential Sublicensees, acquirers or investors on a need to know basis, in each case, under appropriate confidentiality obligations substantially similar to those of this Section 8; and (b) to the extent necessary, in the reasonable opinion of the Receiving Party’s counsel, to comply with applicable laws, regulations and court orders (including, without limitation, The Texas Public Information Act, as may be amended from time to time, other open records laws, decisions and rulings, and securities laws, regulations and guidance). If the Agreement is not for all fields of use, then Licensor may disclose the Field to other potential third party licensees. Notwithstanding the foregoing, the existence of the Agreement shall not be considered Confidential Information.

8.4	Disclosure Required by Court Order or Law

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If the Receiving Party is required to disclose Confidential Information of another Party hereto, or any terms of the Agreement, pursuant to the order or requirement of a court, administrative agency, or other governmental body or applicable law, the Receiving Party may disclose such Confidential Information or terms to the extent required, provided that the Receiving Party shall provide the Disclosing Party with reasonable advance notice thereof (unless prohibited by law) to enable the Disclosing Party to seek a protective order and otherwise seek to prevent such disclosure. To the extent that Confidential Information so disclosed does not become part of the public domain by virtue of such disclosure, it shall remain Confidential Information protected pursuant to Section 8.

8.5	Copies

Each Party agrees not to copy or record any of the Confidential Information of the other Party, except as reasonably necessary to exercise its rights or perform its obligations under the Agreement, and for archival and legal purposes.

8.6	Continuing Obligations

Subject to the exclusions listed in Section 8.7, the Parties’ confidentiality obligations under the Agreement will survive termination of the Agreement and will continue for a period of five years thereafter.

8.7	Exclusions

Information shall not be considered Confidential Information of a Disclosing Party under the Agreement to the extent that the Receiving Party can establish by competent written proof that such information:

(a)	Was in the public domain at the time of disclosure; or
(b)	Later became part of the public domain through no act or omission of the Receiving Party, its employees, agents, successors or assigns in breach of the Agreement; or
(c)	Was lawfully disclosed to the Receiving Party by a third party having the right to disclose it not under an obligation of confidentiality; or
(d)	Was already known by the Receiving Party at the time of disclosure; or
(e)	Was independently developed by the Receiving Party without use of the disclosing Party’s Confidential Information.
8.8	Copyright Notice

The placement of a copyright notice on any Confidential Information will not be construed to mean that such information has been published and will not release the other Party from its obligation of confidentiality hereunder.

8.9	Remedies

In the event of a breach, threatened breach or intended breach of the terms of this Section 8 by either of the Parties, the Disclosing Party, in addition to any other

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rights and remedies available to it at law or in equity, shall be entitled to seek preliminary and final injunctions, enjoining and restraining such breach, threatened breach or intended breach of such Disclosing Party’s Confidential Information.

9.	Infringement and Litigation
9.1	Notification

If either Licensor’s designated office for technology commercialization or Licensee becomes aware of any infringement or potential infringement of Patent Rights, each Party shall promptly notify the other of such in writing.

9.2	Licensee’s Enforcement Rights

Licensee may enforce the Patent Rights against any infringement by a third party. [***]

9.3	Licensor’s Enforcement Rights

If Licensee does not file suit within six months after a written request by Licensor to initiate an infringement action, then Licensor shall have the right, at its sole discretion, to bring suit to enforce any Patent Right licensed hereunder against the infringing activities, with Licensor retaining all recoveries from such enforcement. [***]

9.4	Cooperation between Licensor and Licensee

In any infringement suit or dispute, the Parties agree to cooperate fully with each other. [***]

[***]

10.	Export Compliance

Licensee understands that the Arms Export Control Act (AECA), including its implementing International Traffic In Arms Regulations (ITAR), and the Export Administration Act (EAA), including its Export Administration Regulations (EAR), are some (but not all) of the laws and regulations that comprise the U.S. export laws and regulations. Licensee further understands that the U.S. export laws and regulations include (but are not limited to): (a) ITAR and EAR product/service/data- specific requirements; (b) ITAR and EAR ultimate destination-specific requirements; (c) ITAR and EAR end user-specific requirements; (d) Foreign Corrupt Practices Act; and (e) anti-boycott laws and regulations. Licensee will comply with all then-current applicable export laws and regulations of the U.S. Government (and other applicable U.S. laws and regulations) pertaining to the Licensed Products and Licensed Services (including any associated products, items, articles, computer software, media, services, technical data, and other information). Licensee certifies that it will not, directly or indirectly, export (including any deemed export), nor re-export (including any deemed re-export) the Licensed Products and Licensed Services (including any associated products, items, articles, computer software, media, services, technical data, and other information) in violation of applicable U.S. laws and regulations. Licensee will include a provision in its

21818228.1 238213-10001	16

agreements, substantially similar to this Section 10, with its Sublicensees, third party wholesalers and distributors, and physicians, hospitals or other healthcare providers who purchase a Licensed Product, requiring that these parties comply with all then-current applicable U.S. export laws and regulations and other applicable U.S. laws and regulations.

11.	Representations and Disclaimers
11.1	Licensor Representations

[***]

11.2	Government Rights

[***]

11.3	Licensor Disclaimers

EXCEPT AS SPECIFICALLY SET FORTH IN SECTION 11.1, LICENSEE UNDERSTANDS AND AGREES THAT LICENSOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, AS TO THE LICENSED PRODUCTS OR LICENSED SERVICES, OR AS TO THE OPERABILITY OR FITNESS FOR ANY USE OR PARTICULAR PURPOSE, MERCHANTABILITY, SAFETY, EFFICACY, APPROVABILITY BY REGULATORY AUTHORITIES, TIME AND COST OF DEVELOPMENT, PATENTABILITY, AND/OR BREADTH OF PATENT RIGHTS. [***]

11.4	Licensee Representations

By execution of the Agreement, Licensee represents, acknowledges, covenants and agrees

(a)

that Licensee has not been induced in any way by Licensor or its employees to enter into the Agreement, and (b) that Licensee has been given an opportunity to conduct sufficient due diligence with respect to all items and issues pertaining to this Section 11 (Representations and Disclaimers) and all other matters pertaining to the Agreement; and

(b)

that Licensee has adequate knowledge and expertise, or has utilized knowledgeable and expert consultants, to adequately conduct the due diligence, and (d) that Licensee accepts all risks inherent herein. Licensee represents that it is a duly organized, validly existing entity of the form indicated in the preamble to the Agreement, and is in good standing under the laws of its jurisdiction of organization as indicated in the preamble of the Agreement, and has all necessary corporate or other appropriate power and authority to execute, deliver and perform its obligations hereunder.

12.	Limit of Liability

IN NO EVENT SHALL LICENSOR, THE UNIVERSITY SYSTEM IT GOVERNS, ITS MEMBER INSTITUTIONS, INVENTORS, REGENTS, OFFICERS, EMPLOYEES,

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STUDENTS, AGENTS OR AFFILIATED ENTERPRISES, BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY, OR PUNITIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF PROFITS OR REVENUE) ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR ITS SUBJECT MATTER, REGARDLESS OF WHETHER ANY SUCH PARTY KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF SUCH DAMAGES. [***]

13.	Indemnification
13.1	Indemnification Obligation

Subject to Section 13.2, Licensee agrees to hold harmless, defend and indemnify Licensor, the university system it governs, its member institutions, its Regents, officers, employees, students and agents as well as any entity listed in Exhibit A as a co-owner of any licensed patent, along with their respective officers, employees, students and agents (collectively the “Indemnified Parties”) from and against any liabilities, damages, causes of action, suits, judgments, liens, penalties, fines, losses, costs and expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) (collectively “Liabilities”) resulting from claims or demands brought by third parties against an Indemnified Party on account of any injury or death of persons, damage to property, or any other damage or loss arising out of or in connection with the Agreement or the exercise or practice by or under authority of Licensee or its Sublicensees, or third party wholesalers or distributors, or physicians, hospitals or other healthcare providers who purchase a Licensed Product, of the rights granted hereunder.

13.2	Conditions of Indemnification

[***]

14.	Insurance
14.1	Insurance Requirements

Prior to any Licensed Product being used or Sold (including for the purpose of obtaining Regulatory Approval), and prior to any Licensed Service being performed by Licensee or by a Sublicensee, and for a period of five years after the Agreement expires or is terminated, Licensee shall, at its sole cost and expense, procure and maintain commercial general liability insurance in commercially reasonable and appropriate amounts for the Licensed Product being used or Sold or the Licensed Service being performed. [***][***]

14.2	Evidence of Insurance and Notice of Changes

[***]

15.	Assignment

The Agreement may not be assigned by Licensee without the prior written consent of Licensor, which consent will not be unreasonably withheld. For clarity, an assignment

21818228.1 238213-10001	18

shall not include any sublicensing by MAIA Biotechnology to a MAIA Affiliate. A merger or other transaction in which the equity holders of Licensee prior to such event hold less than a majority of the equity of the surviving or acquiring entity shall be considered an assignment of the Agreement. [***]

16.	Governmental Markings
16.1	Patent Markings

Licensee agrees that all Licensed Products Sold by Licensee or Sublicensees within the United States will be marked in accordance with 35 U.S.C. § 287. Licensee agrees that all Licensed Products and/or Services Sold by Licensee or Sublicensees outside the United States will be marked in accordance with the relevant laws and regulations established in those other jurisdictions.

16.2

Governmental Approvals and Marketing of Licensed Products and/or Licensed Services Licensee will be responsible for obtaining all necessary governmental approvals for the development, production, distribution, Sale, and use of any Licensed Product or performance of any Licensed Service, at Licensee’s expense, including, without limitation, any safety studies. Licensee will have sole responsibility for any warning labels, packaging and instructions as to the use and the quality control for any Licensed Product or Licensed Service.

16.3	Foreign Registration and Laws

Licensee agrees to register the Agreement with any foreign governmental agency that requires such registration and Licensee will pay all costs and legal fees in connection with such registration. Licensee is responsible for compliance with all foreign laws affecting the Agreement or the Sale of Licensed Products and Licensed Services to the extent there is no conflict with United States law, in which case United States law will control.

17.	Use of Name

Neither Party will use the name, trademarks or other marks of the other Party (including, in the case of Licensor, the name of the university system it governs, its member institutions, any of its Regents or employees) without the advance written consent of the other Party. Notwithstanding the foregoing, Licensor may use Licensee’s name and/or logo for various reports required by governmental law, rule or regulation and for internal reports without the prior written consent of the Licensee.

18.	Notices

Any notice or other communication of the Parties required or permitted to be given or made under the Agreement will be in writing and will be deemed effective when sent in a manner that provides confirmation or acknowledgement of delivery and received at the address set forth below (or as changed by written notice pursuant to this Section 18).

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Licensee Contacts	Licensor Contacts
Contact for Notice:	Contact for Notice:
Vlad Vitoc, MD, MBA	UT Southwestern Medical Center
Chief Executive Officer	Office for Technology Development
MAIA Biotechnology, Inc.	Attn: Director for Technology Commercialization
444 West Lake Street, Suite 1700	5323 Harry Hines Boulevard, Dallas, Texas
Chicago, IL 60606	75390-9094
Office: [***]	Fax: [***]
Cell: [***]	Phone: [***]
Email: [***]	E-mail: [***][***]
Payment and financial reporting contact:
Checks in U.S. dollars payable to “UT
SOUTHWESTERN” referencing L2664-MAIA,
UT Southwestern Medical Center
Lock Box 845477
Dallas, Texas 75284-5477
Patent prosecution contact: [***]	Patent prosecution contact: Attn: Director for Technology Commercialization Office for Technology Development 5323 Harry Hines Boulevard, Dallas, Texas 75390-9094 Fax: [***] Phone: [***] E-mail: [***]

Notices required under the Agreement may be delivered [***] provided such notice is confirmed in writing as indicated. Notices shall be provided to each Party as specified in the “Contact for Notice” address. Each Party shall update the other Party in writing with any changes in such contact information.

19.	General Provisions
19.1	Binding Effect

The Agreement is binding upon and inures to the benefit of the Parties hereto, their respective executors, administrators, heirs, permitted assigns, and permitted successors in interest.

19.2	Construction of Agreement

Headings are included for convenience only and will not be used to construe the Agreement. The Parties acknowledge and agree that both Parties substantially participated in negotiating the provisions of the Agreement; therefore, both Parties agree that any ambiguity in the Agreement shall not be construed more

21818228.1 238213-10001	20

favorably toward one Party than the other Party, regardless of which Party primarily drafted the Agreement.

19.3	Counterparts and Signatures

The Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. A Party may evidence its execution and delivery of the Agreement by transmission of a signed copy of the Agreement via facsimile or email. In such event, the Party shall promptly provide the original signature page(s) to the other Party.

19.4	Compliance with Laws

Licensee will comply with all applicable national, state and local laws and regulations, including, without limitation, all export laws and regulations.

19.5	Governing Law

The Agreement will be construed and enforced in accordance with laws of the U.S. and the State of Texas, without regard to choice of law and conflicts of law principles.

19.6	Modification

Any modification of the Agreement will be effective only if it is in writing and signed by duly authorized representatives of both Parties. No modification will be made by email communications.

19.7	Severability

If any provision hereof is held to be invalid, illegal or unenforceable in any jurisdiction, the Parties hereto shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties, and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the Parties hereto as nearly as may be possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such other provisions in any other jurisdiction, so long as the essential essence of the Agreement remains enforceable.

19.8	Third Party Beneficiaries

Nothing in the Agreement, express or implied, is intended to confer any benefits, rights or remedies in this Agreement on any entity, other than the Parties and their permitted successors and assigns.

19.9	Waiver

Neither Party will be deemed to have waived any of its rights under the Agreement unless the waiver is in writing and signed by such Party. No delay or omission of a Party in exercising or enforcing a right or remedy under the Agreement shall operate as a waiver thereof.

19.10	Sovereign Immunity

21818228.1 238213-10001	21

Nothing in the Agreement shall be deemed or treated as any waiver of Licensor’s sovereign immunity.

19.11	Entire Agreement

The Agreement constitutes the entire Agreement between the Parties regarding the subject matter hereof, and supersedes all prior written or verbal agreements, representations and understandings relative to such matters.

19.12	Claims Against Licensor for Breach of Agreement

Licensee acknowledges that any claim for breach of the Agreement asserted by Licensee against Licensor shall be subject to Chapter 2260 of the Texas Government Code and that the process provided therein shall be Licensee’s sole and exclusive process for seeking a remedy for any and all alleged breaches of the Agreement by Licensor or the State of Texas.

20.	No Other Promises and Agreements; Representation by Counsel.

Licensee expressly warrants and represents and does hereby state and represent that no promise or agreement which is not herein expressed has been made to Licensee in executing the Agreement except those explicitly set forth herein, and that Licensee is not relying upon any statement or representation of Licensor or its representatives. Licensee is relying on Licensee’s own judgment and has had the opportunity to be represented by legal counsel. Licensee hereby warrants and represents that Licensee understands and agrees to all terms and conditions set forth in the Agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused their duly authorized representatives to execute this Patent License Agreement.

LICENSOR: BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM By: Arnim Dontes Executive Vice President for Business Affairs UT Southwestern Medical Center Date	LICENSEE: MAIA Biotechnology, Inc. By: Vlad Vitoc Chief Executive Office Date:

Approved as to Content: By: Claire Aldridge Vice President, Commercialization and Business Development UT Southwestern Medical Center

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EXHIBIT A TO
PATENT LICENSE AGREEMENT

PATENT RIGHTS

App. No./ Date of Filing	Title/ UTSW Ref. No.	Jointly Owned? (Y/N; if Y, with whom?)	Prosecution Counsel
US Provisional Application 61/809,575 Filed 4/8/2013 Expired 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 PZ US)	☐Yes ☒No	Parker Highlander, PLLC
PCT Application PCT/US14/33330 Filed 4/8/2014 Expired 11/8/2015	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 WO)	☐Yes ☒No	Parker Highlander, PLLC
US Application 14/247,967 Filed 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 US)	☐Yes ☒No	Parker Highlander, PLLC
Australian Patent 2014251093 Issued 9/28/2017	Mercaptopurine Ribonucleoside Analogues for Altering Telomerase Mediated Telomere (UTSD: 2664 AU)	☐Yes ☒No	Parker Highlander, PLLC
Brazilian Application BR112015025206-0 Filed 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 BR)	☐Yes ☒No	Parker Highlander, PLLC
Canadian Application 2,907,924 Filed 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 CA)	☐Yes ☒No	Parker Highlander, PLLC
Chinese Application 201480032692.6 Filed 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 CN)	☐Yes ☒No	Parker Highlander, PLLC
EPO Application 20155920 Filed 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 EP)	☐Yes ☒No	Parker Highlander, PLLC
Indian Application 9183/DELNP/2015	Telomerase Mediated Telomere Altering	☐Yes ☒No	Parker Highlander, PLLC
Filed 4/8/2014	Compounds (UTSD: 2664 IN)

21818228.1 238213-10001

Mexican Application MX/a/2015/014159 Filed 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 MX)	☐Yes☒No	Parker Highlander, PLLC
Singapore Application 11201508336T (Aband.) Filed 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 SG)	☐Yes ☒No	Parker Highlander, PLLC
Singapore Application 102020002556Q Filed 3/10/2020	Mercaptopurine Ribonucleoside Analogues for Altering Telomerase Mediated Telomere	☐Yes ☒No	Parker Highlander, PLLC
China 201910445731.X Filed 5/27/2019	Mercaptopurine Ribonucleoside Analogues for Altering Telomerase Mediated Telomere	☐Yes ☒No	Parker Highlander, PLLC
Europe 14726468.3 (withdrawn) Filed 4/8/2014	Mercaptopurine Ribonucleoside Analogues for Altering Telomerase Mediated Telomere	☐Yes ☒No	Parker Highlander, PLLC
South African Application 2015/07196 Filed 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 ZA)	☐Yes ☒No	Parker Highlander, PLLC
Japanese Application 2016-507608 Filed 4/8/2014	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 JP)	☐Yes ☒No	Parker Highlander, PLLC
New Zealand Application 713498 Issued 10/31/2017	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 NZ)	☐Yes ☒No	Parker Highlander, PLLC
New Zealand Divisional Application 732228 Filed 4/8/2014	Mercaptopurine Ribonucleoside Analogues for Altering Telomerase Mediated Telomere (UTSD: 2664 NZ DIV 1)	☐Yes ☒No	Parker Highlander, PLLC
South Korean Application 10-2015- 7031880 Filed 4/8/2014; Abandoned on 7/28/2017	Telomerase Mediated Telomere Altering Compounds (UTSD: 2664 KR)	☐Yes ☒No	Parker Highlander, PLLC
Russian Application	Telomerase Mediated Telomere Altering	☐Yes	Parker Highlander,
2015147555 Filed 4/8/2014	Compounds (UTSD: 2664 RU)	☒No o	PLLC
Hong Kong Application 16107437.8 Filed 6/27/2016	Mercaptopurine Ribonucleoside Analogues for Altering Telomerase Mediated Telomere (UTSD: 2664 HK)	☐Yes ☒No	Parker Highlander, PLLC

21818228.1 238213-10001	25

USPTO Entity Status as of Effective Date		Check one box: ☒Small ☐Large
US Provisional Application 62/342,593 Filed 5/27/2016 Expired 5/27/2017	6-Thio-2’-Deoxyguanosine (6-Thio-Dg) Results In Telomerase Dependent Telomere Dysfunction And Cell Death In Various Models Of Therapy-Resistant Cancer Cells (UTSD:3243)	☒Yes, w/THE WISTAR INSTITUTE OF ANATOMY AND BIOLOGY ☐	Parker Highlander, PLLC
PCT Application PCT/US17/34706 Filed 5/26/17	6-Thio-2’-Deoxyguanosine (6-Thio-Dg) Results In Telomerase Dependent Telomere Dysfunction And Cell Death In Various Models Of Therapy-Resistant Cancer Cells (UTSD:3243)	☒Yes, w/THE WISTAR INSTITUTE OF ANATOMY AND BIOLOGY ☐	Parker Highlander, PLLC
Australia 2017/271,615 Filed 12/4/2018	6-Thio-2’-Deoxyguanosine (6-Thio-Dg) Results In Telomerase Dependent Telomere Dysfunction And Cell Death In Various Models Of Therapy-Resistant Cancer Cells (UTSD:3243)	☒Yes, w/THE WISTAR INSTITUTE OF ANATOMY AND BIOLOGY ☐	Parker Highlander, PLLC
Canada 3,025,522 Filed 5/26/2017	6-Thio-2’-Deoxyguanosine (6-Thio-Dg) Results In Telomerase Dependent Telomere Dysfunction And Cell Death In Various Models Of Therapy-Resistant Cancer Cells (UTSD:3243)	☒Yes, w/THE WISTAR INSTITUTE OF ANATOMY AND BIOLOGY ☐	Parker Highlander, PLLC
Europe 17803670.3 Filed 5/26/2017	6-Thio-2’-Deoxyguanosine (6-Thio-Dg) Results In Telomerase Dependent Telomere Dysfunction And Cell Death In Various Models Of Therapy-Resistant Cancer Cells (UTSD:3243)	☒Yes, w/THE WISTAR INSTITUTE OF ANATOMY AND BIOLOGY ☐	Parker Highlander, PLLC
South Africa 2018/08276	6-Thio-2’-Deoxyguanosine (6-Thio-Dg) Results In Telomerase Dependent	☒Yes, w/THE WISTAR INSTITUTE OF ANATOMY AND	Parker Highlander, PLLC
Filed 12/7/2018	Telomere Dysfunction And Cell Death In Various Models Of Therapy-Resistant Cancer Cells (UTSD:3243)	BIOLOGY ☐

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United States 16/304,538 Filed 5/26/2017	6-Thio-2’-Deoxyguanosine (6-Thio-Dg) Results In Telomerase Dependent Telomere Dysfunction And Cell Death In Various Models Of Therapy-Resistant Cancer Cells (UTSD:3243)	☒Yes, w/THE WISTAR INSTITUTE OF ANATOMY AND BIOLOGY ☐	Parker Highlander, PLLC
USPTO Entity Status as of Effective Date	Check one box: ☒Small ☐Large
US Provisional Application 62/646,820 Filed 3/22/2018	Use Of 6-thio-dG To Treat Therapy-Resistant Telomerase positive Pediatric Brain Tumors (UTSD: 3596)	☐Yes,	Parker Highlander, PLLC
w/Cincinnati Children’s Hospital Medical Center[] ☒
PCT PCT/US19/023596 Filed 3/22/2019	Use Of 6-thio-dG To Treat Therapy-Resistant Telomerase positive Pediatric Brain Tumors (UTSD: 3596)	☐Yes, w/Cincinnati Children’s Hospital Medical Center	Parker Highlander, PLLC
USPTO Entity Status as of Effective Date		Check one box: ☒ Small ☐ Large
US Provisional Application 62/312,982 Filed 3/24/2016 Expired 3/24/2017	Treatment Of Drug Resistant Proliferative Diseases With Telomerase Mediated Telomere Altering Compounds (UTSD:3242)	☐ Yes ☒ No	Parker Highlander, PLLC
PCT Application PCT/US17/34706 Filed 3/23/2017 Expired 10/24/2018	Treatment Of Drug Resistant Proliferative Diseases With Telomerase Mediated Telomere Altering Compounds (UTSD:3242)	☐ Yes ☒ No	Parker Highlander, PLLC
US Application 15/467,862 (Aband.) Filed 3/23/2017	Treatment Of Drug Resistant Proliferative Diseases With Telomerase Mediated Telomere Altering Compounds (UTSD:3242)	☐ Yes ☒ No	Parker Highlander, PLLC
PCT Application PCT/US17/023858 Filed 3/23/2017	Treatment of Drug Resistant Proliferative Diseases with Telomerase Mediated Telomere Altering Componds (UTSD:3242)	☐ Yes ☒ No	Parker Highlander, PLLC
U.S. Appl.	Treatment of Drug Resistant	☐ Yes	Parker Highlander, PLLC
16/450,430 Filed 6/24/2019	Proliferative Diseases with Telomerase Mediated Telomere Altering Componds (UTSD:3242)	☒ No
USPTO Entity Status as of Effective Date		Check one box: ☒ Small ☐ Large

21818228.1 238213-10001	27

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